CONSOLIDATED STAINLESS, INC.                                      Exhibit 99.2

Case No.: 97-02593JJF                                            ACCRUAL BASIS-1

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       for the month ending April 30, 1998

================================================================================

                                           Document    Previously   Explanation
 Required Attachments:                     Attached     Submitted     Attached

 1.  Tax Receipts                           ( X )          ( )          ( )

 2.  Bank Statements                        ( X )          ( )          ( )

 3.  Most recently filed                     ( )          ( X )         ( )
     Income Tax Return

 4.  Most recent Annual Financial            ( )          ( X )         ( )
     Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Ronald J. Adams                      President/Chief Operating Officer
-----------------------------------     -----------------------------------
SIGNATURE OF RESPONSIBLE PARTY                         TITLE


Ronald J. Adams                                     May 14, 1998
-----------------------------------     -----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                       DATE

PREPARER:


/s/ Daniel A. Rashy                                  Controller
-----------------------------------     -----------------------------------
SIGNATURE OF PREPARER                                  TITLE


Daniel A. Rashy                                     May 14, 1998
-----------------------------------     -----------------------------------
PRINTED NAME OF PREPARER                                DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

CONSOLIDATED STAINLESS, INC.   COMPARATIVE BALANCE SHEET      ACCRUAL BASIS-2

Case No.: 97-02593JJF                                        2ND        QUARTER
                                                       ---------------

--------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                        MONTH              MONTH             MONTH
                                                                        --------------------------------------------------------
                                                            SCHEDULE                                              APR 1998
--------------------------------------------------------------------------------------------------------------------------------
1.    CASH                                                                                                               38,018
--------------------------------------------------------------------------------------------------------------------------------
2.    ACCOUNTS RECEIVABLE (NET)                                                                                       3,718,433
--------------------------------------------------------------------------------------------------------------------------------
3.    INVENTORY                                                                                                      13,532,703
--------------------------------------------------------------------------------------------------------------------------------
4.    NOTES RECEIVABLE                                                                                                  263,335
--------------------------------------------------------------------------------------------------------------------------------
5.    PREPAID EXPENSES*                                                                                                 269,606
--------------------------------------------------------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)                                      2(a)                                                     495,066
--------------------------------------------------------------------------------------------------------------------------------
7.    TOTAL CURRENT ASSETS                                                                                           18,317,161
--------------------------------------------------------------------------------------------------------------------------------
8.    PROPERTY, PLANT & EQUIPMENT                                                                                    20,103,179
--------------------------------------------------------------------------------------------------------------------------------
9.    LESS:  ACCUMULATED
       DEPRECIATION / DEPLETION                                                                                       5,525,757
--------------------------------------------------------------------------------------------------------------------------------
10.   NET PROPERTY, PLANT & EQUIPMENT                                                                                14,577,422
--------------------------------------------------------------------------------------------------------------------------------
11.   DUE FROM AFFILIATES & INSIDERS                                                                                     49,023
--------------------------------------------------------------------------------------------------------------------------------
12.   INTANGIBLES (ATTACH LIST)                                                                                              --
--------------------------------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                                      2(b)                                                     258,291
--------------------------------------------------------------------------------------------------------------------------------
14.   TOTAL ASSETS                                                                                                   33,201,897
--------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
15.   ACCOUNTS PAYABLE                                                                                                  172,541
--------------------------------------------------------------------------------------------------------------------------------
16.   TAXES PAYABLE                                                                                                     138,929
--------------------------------------------------------------------------------------------------------------------------------
17.   NOTES PAYABLE                                                                                                          --
--------------------------------------------------------------------------------------------------------------------------------
18.   PROFESSIONAL FEES                                                                                                 574,379
--------------------------------------------------------------------------------------------------------------------------------
19.   SECURED DEBT                                                                                                    6,773,661
--------------------------------------------------------------------------------------------------------------------------------
20.   DUE TO AFFILIATES & INSIDERS                                                                                           --
--------------------------------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                                      2(c)                                                     830,283
--------------------------------------------------------------------------------------------------------------------------------
22.   TOTAL POSTPETITION LIABILITIES                                                                                  8,489,793
--------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
23.   SECURED DEBT                                                                                                   14,690,039
--------------------------------------------------------------------------------------------------------------------------------
24.   PRIORITY DEBT                                                                                                     673,134
--------------------------------------------------------------------------------------------------------------------------------
25.   UNSECURED DEBT                                                                                                 10,145,949
--------------------------------------------------------------------------------------------------------------------------------
26.   OTHER (ATTACH LIST)                                      2(d)                                                     550,413
--------------------------------------------------------------------------------------------------------------------------------
27.   TOTAL PREPETITION LIABILITIES                                                                                  26,059,535
--------------------------------------------------------------------------------------------------------------------------------
28.   TOTAL LIABILITIES                                                                                              34,549,328
--------------------------------------------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------------------------------------------
29.   OWNERS' PREPETITION EQUITY                                                                                      2,153,841
--------------------------------------------------------------------------------------------------------------------------------
30.   POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                                                                                             (3,501,272)
--------------------------------------------------------------------------------------------------------------------------------
31.   TOTAL EQUITY (DEFICIT)                                                                                         (1,347,431)
--------------------------------------------------------------------------------------------------------------------------------
32.   TOTAL LIABILITIES & OWNERS' EQUITY                                                                             33,201,897
--------------------------------------------------------------------------------------------------------------------------------

* Of this amount $225,430 represents prepaid inventory.

CONSOLIDATED STAINLESS, INC.   OTHER CURRENT ASSETS           ACCRUAL BASIS-2(a)

Case No.: 97-02593JJF                                        2ND        QUARTER
                                                       ---------------

------------------------------------------------------------------------------------------------------------
                                                                  MONTH          MONTH           MONTH
                                                             -----------------------------------------------
                                                                                               APR 1998
------------------------------------------------------------------------------------------------------------
OTHER RECEIVABLES                                                                                    97,024
------------------------------------------------------------------------------------------------------------
DEFERRED FINANCING COSTS (NET)                                                                           --
------------------------------------------------------------------------------------------------------------
DEFERRED INCOME TAXES                                                                               398,042
------------------------------------------------------------------------------------------------------------
   TOTAL OTHER CURRENT ASSETS                                                                       495,066
------------------------------------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.        OTHER ASSETS              ACCRUAL BASIS-2(b)

Case No.: 97-02593JJF                                        2ND        QUARTER
                                                       ---------------

-------------------------------------------------------------------------------------------------------------
                                                                  MONTH          MONTH           MONTH
                                                             ------------------------------------------------
                                                                                                APR 1998
-------------------------------------------------------------------------------------------------------------
SECURITY & MISCELLANEOUS DEPOSITS                                                                     80,793
-------------------------------------------------------------------------------------------------------------
RETAINER - SAUL, EWING, REMICK, & SAUL, LLP                                                           72,073
-------------------------------------------------------------------------------------------------------------
RETAINER - GREENBERG, TRAURIG, HOFFMAN
LIPOFF, ROSEN & QUENTEL, PA                                                                           45,425
-------------------------------------------------------------------------------------------------------------
RETAINER - BDO SEIDMAN, LLP                                                                           25,000
-------------------------------------------------------------------------------------------------------------
RETAINER - GLICKSTEIN, LAVAL, CARRIS,
LEVITT, LOOMIS & DANTUMA, PA                                                                          10,000
-------------------------------------------------------------------------------------------------------------
RETAINER - SLUSSER ASSOCIATES                                                                         12,500
-------------------------------------------------------------------------------------------------------------
RETAINER - GENESIS MERCHANT GROUP
SECURITIES, LLC                                                                                       12,500
-------------------------------------------------------------------------------------------------------------
   TOTAL OTHER ASSETS                                                                                258,291
-------------------------------------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.  OTHER POSTPETITION LIABILITIES  ACCRUAL BASIS-2(c)

Case No.: 97-02593JJF                                        2ND        QUARTER
                                                       ---------------

------------------------------------------------------------------------------------------------------------
                                                                  MONTH          MONTH           MONTH
                                                             -----------------------------------------------
                                                                                               APR 1998
------------------------------------------------------------------------------------------------------------
BOOK OVERDRAFT                                                                                      104,270
------------------------------------------------------------------------------------------------------------
ACCRUED PAYROLL AND RELATED TAXES                                                                   159,784
------------------------------------------------------------------------------------------------------------
ACCRUED INTEREST PAYABLE *                                                                          546,986
------------------------------------------------------------------------------------------------------------
ACCRUED EXPENSES - OTHER                                                                             19,243
------------------------------------------------------------------------------------------------------------
   TOTAL OTHER POSTPETITION LIABILITIES                                                             830,283
------------------------------------------------------------------------------------------------------------

* Interest has been accrued for accounting purposes only.

CONSOLIDATED STAINLESS, INC.  OTHER POSTPETITION LIABILITIES  ACCRUAL BASIS-2(d)

Case No.: 97-02593JJF                                        2ND        QUARTER
                                                       ---------------

------------------------------------------------------------------------------------------------------------
                                                                  MONTH          MONTH           MONTH
                                                             -----------------------------------------------
                                                                                               APR 1998
------------------------------------------------------------------------------------------------------------
PROPERTY TAX ACCRUAL                                                                                 17,655
------------------------------------------------------------------------------------------------------------
OTHER TAXES PAYABLE                                                                                  14,561
------------------------------------------------------------------------------------------------------------
ACCRUED EXPENSES - OTHER                                                                             40,967
------------------------------------------------------------------------------------------------------------
DEFERRED CREDIT                                                                                      35,730
------------------------------------------------------------------------------------------------------------
RESERVE FOR LITIGATION                                                                               30,500
------------------------------------------------------------------------------------------------------------
MISCELLANEOUS PAYABLES                                                                               12,958
------------------------------------------------------------------------------------------------------------
DEFERRED INCOME TAXES                                                                               398,042
------------------------------------------------------------------------------------------------------------
   TOTAL OTHER PREPETITION LIABILITIES                                                              550,413
------------------------------------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.                                ACCRUAL BASIS-3

Case No.: 97-02593JJF                                        2ND        QUARTER
                                                       ---------------

--------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                MONTH              MONTH              MONTH
                                                                  --------------------------------------------------------
                                                     COMMENTS                                               APR 1998
--------------------------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                                                                            1,973,037
--------------------------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                                                                                   (51,631)
--------------------------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                                                                               1,921,406
--------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------------------
4.    BEGINNING INVENTORY                                                                                      14,734,878
--------------------------------------------------------------------------------------------------------------------------
5.    ADD: PURCHASES & CAPITALIZED OVERHEAD                                                                       440,190
--------------------------------------------------------------------------------------------------------------------------
6.    LESS: ENDING INVENTORY                                                                                   13,532,703
--------------------------------------------------------------------------------------------------------------------------
7.              COST OF GOODS SOLD                                                                              1,642,365
--------------------------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                                                                                279,041
--------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION                                                                               70,058
--------------------------------------------------------------------------------------------------------------------------
10.   DIRECT LABOR / SALARIES                                                                                     276,285
--------------------------------------------------------------------------------------------------------------------------
11.   PAYROLL TAXES                                                                                                27,027
--------------------------------------------------------------------------------------------------------------------------
12.   RENT & LEASE EXPENSE                               [1]                                                       25,981
--------------------------------------------------------------------------------------------------------------------------
13.   INSURANCE                                                                                                    52,998
--------------------------------------------------------------------------------------------------------------------------
14.   DEPRECIATION / DEPLETION / AMORTIZATION                                                                     124,371
--------------------------------------------------------------------------------------------------------------------------
15.   GENERAL & ADMINISTRATIVE                                                                                     56,491
--------------------------------------------------------------------------------------------------------------------------
16.   LESS: CAPITALIZED OVERHEAD                                                                                 (194,395)
--------------------------------------------------------------------------------------------------------------------------
17.   TOTAL OPERATING EXPENSES                                                                                    438,816
--------------------------------------------------------------------------------------------------------------------------
18.   OPERATING INCOME (LOSS)                                                                                    (159,775)
--------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------------------------
19.   INTEREST INCOME                                                                                              (2,753)
--------------------------------------------------------------------------------------------------------------------------
20.   OTHER EXPENSES (ATTACH LIST)                                                                                      -
--------------------------------------------------------------------------------------------------------------------------
21.   INTEREST EXPENSE                                                                                            215,940
--------------------------------------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                                                                                            (586)
--------------------------------------------------------------------------------------------------------------------------
23.   NET OTHER INCOME & EXPENSES                                                                                 212,601
--------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------------
24.   PROFESSIONAL FEES                                                                                           249,589
--------------------------------------------------------------------------------------------------------------------------
25.   U.S. TRUSTEE FEES                                                                                              (166)
--------------------------------------------------------------------------------------------------------------------------
26.   OTHER (ATTACH LIST)                                3(a)                                                     159,432
--------------------------------------------------------------------------------------------------------------------------
27.   TOTAL REORGANIZATION EXPENSES                                                                               408,855
--------------------------------------------------------------------------------------------------------------------------
28.   INCOME TAX                                                                                                      800
--------------------------------------------------------------------------------------------------------------------------
29.   NET PROFIT (LOSS)                                                                                          (782,031)
--------------------------------------------------------------------------------------------------------------------------

[1]  Includes $9,161 of rent expense from facilities leased from insiders.

CONSOLIDATED STAINLESS, INC.  OTHER REORGANIZATION COSTS     ACCRUAL BASIS-3(a)

Case No.: 97-02593JJF                                        2ND        QUARTER
                                                       ---------------

------------------------------------------------------------------------------------------------------------
                                                                  MONTH          MONTH           MONTH
                                                             -----------------------------------------------
                                                                                               APR 1998
------------------------------------------------------------------------------------------------------------
TRAVEL                                                                                                1,725
------------------------------------------------------------------------------------------------------------
RESTRUCTURING COSTS                                                                                 124,387
------------------------------------------------------------------------------------------------------------
RELOCATION COSTS                                                                                     33,320
------------------------------------------------------------------------------------------------------------
   TOTAL OTHER REORGANIZATION COSTS                                                                 159,432
------------------------------------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.                                 ACCRUAL BASIS-4(a)

                                                                    Bank: Mellon Bank, N.A.
Case No.: 97-02593JJF                                               Account No.: 2-703-791
                                                                    Account Type: Cash Collateral of Mellon Bank*
------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                         MONTH            MONTH            MONTH
                                                                    ----------------------------------------------------
DISBURSEMENTS                                                                                              APR 1998
------------------------------------------------------------------------------------------------------------------------
           1.CASH - BEGINNING OF MONTH                                                                         47,222.12
------------------------------------------------------------------------------------------------------------------------
                                                              RECEIPTS
------------------------------------------------------------------------------------------------------------------------
           2.CASH SALES                                                                                               --
------------------------------------------------------------------------------------------------------------------------
           3.COLLECTION OF ACCOUNTS RECEIVABLE                                                              2,302,139.72
------------------------------------------------------------------------------------------------------------------------
           4.LOANS & ADVANCES (ATTACH LIST)                                                                           --
------------------------------------------------------------------------------------------------------------------------
           5.SALE OF ASSETS                                                                                           --
------------------------------------------------------------------------------------------------------------------------
           6.OTHER (ATTACH LIST)                                                                               39,457.40
------------------------------------------------------------------------------------------------------------------------
           7.TOTAL RECEIPTS                                                                                 2,341,597.12
------------------------------------------------------------------------------------------------------------------------
           8.TOTAL CASH AVAILABLE                                                                           2,388,819.24
------------------------------------------------------------------------------------------------------------------------

                                                    CURRENT MONTH DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                 PURPOSE           AMOUNT
------------------------------------------------------------------------------------------------------------------------
                         Revolving Line of Credit Pay Downs                                                 2,358,454.63
------------------------------------------------------------------------------------------------------------------------
                4/15/98  Credit Card Merchant Fees                                                                111.99
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                          2,358,566.62
                                                                                                       -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                       30,252.62
------------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.
* Funds in this account are to be used solely to pay down the balance owed on any outstanding indebtedness the Company may have to Mellon Bank. Funds are not available for operating purposes.

CONSOLIDATED STAINLESS, INC.                                 ACCRUAL BASIS-4(b)

                                                                    Bank: Mellon Bank, N.A.
Case No.: 97-02593JJF                                               Account No.: 2-953-131
                                                                    Account Type: Business Checking
------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                         MONTH            MONTH            MONTH
                                                                    ----------------------------------------------------
DISBURSEMENTS                                                                                              APR 1998
------------------------------------------------------------------------------------------------------------------------
           1.CASH - BEGINNING OF MONTH                                                                       (178,895.54)
------------------------------------------------------------------------------------------------------------------------
                                                              RECEIPTS
------------------------------------------------------------------------------------------------------------------------
           2.CASH SALES                                                                                               --
------------------------------------------------------------------------------------------------------------------------
           3.COLLECTION OF ACCOUNTS RECEIVABLE                                                                        --
------------------------------------------------------------------------------------------------------------------------
           4.REVOLVER ADVANCES                                                                              1,428,218.10
------------------------------------------------------------------------------------------------------------------------
           5.OTHER (ATTACH LIST)                                                                               38,903.73
------------------------------------------------------------------------------------------------------------------------
           6.ADJUSTMENT TO RECONCILE                                                                                  --
------------------------------------------------------------------------------------------------------------------------
           7.TOTAL RECEIPTS                                                                                 1,467,121.83
------------------------------------------------------------------------------------------------------------------------
           8.TOTAL CASH AVAILABLE                                                                           1,288,226.29
------------------------------------------------------------------------------------------------------------------------

                                                    CURRENT MONTH DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                 PAYEE                                            PURPOSE                   AMOUNT
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                         Auburndale (See Attached List)                               4(b)(2)                  60,009.88
------------------------------------------------------------------------------------------------------------------------
                         Apopka (See Attached List)                                   4(b)(3)                  33,960.32
------------------------------------------------------------------------------------------------------------------------
                         California (See Attached List)                               4(b)(4)                  12,539.79
------------------------------------------------------------------------------------------------------------------------
                         Acworth (See Attached List)                                  4(b)(5)                   3,650.78
------------------------------------------------------------------------------------------------------------------------
                         Jacksonville (See Attached List)                             4(b)(6)                  50,077.82
------------------------------------------------------------------------------------------------------------------------
                         Houston (See Attached List)                                  4(b)(7)                  32,176.81
------------------------------------------------------------------------------------------------------------------------
                         Lakeland (See Attached List)                                 4(b)(8)                  28,278.00
------------------------------------------------------------------------------------------------------------------------
                         Chicago (See Attached List)                                  4(b)(9)                  10,557.44
------------------------------------------------------------------------------------------------------------------------
                         Corporate (See Attached List)                                4(b)(10)                253,796.04
------------------------------------------------------------------------------------------------------------------------
                         Wires & Bank Debits (See Attached List)                      4(b)(11)                907,449.04
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                          1,392,495.92
                                                                                                       -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                     (104,269.63)
------------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                 ACCRUAL BASIS-4(c)

                                                                    Bank: Merrill Lynch
Case No.: 97-02593JJF                                               Account No.: 64A-07644
                                                                    Account Type: Cash & Money Fund
----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                         MONTH           MONTH           MONTH
                                                                    --------------------------------------------------
DISBURSEMENTS                                                                                            APR 1998
----------------------------------------------------------------------------------------------------------------------
           1.CASH - BEGINNING OF MONTH                                                                           40.06
----------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
----------------------------------------------------------------------------------------------------------------------
           2.CASH SALES                                                                                             --
----------------------------------------------------------------------------------------------------------------------
           3.COLLECTION OF ACCOUNTS RECEIVABLE                                                                      --
----------------------------------------------------------------------------------------------------------------------
           4.LOANS & ADVANCES (ATTACH LIST)                                                                         --
----------------------------------------------------------------------------------------------------------------------
           5.SALE OF ASSETS                                                                                         --
----------------------------------------------------------------------------------------------------------------------
           6.INTEREST INCOME                                                                                      0.26
----------------------------------------------------------------------------------------------------------------------
           7.TOTAL RECEIPTS                                                                                       0.26
----------------------------------------------------------------------------------------------------------------------
           8.TOTAL CASH AVAILABLE                                                                                40.32
----------------------------------------------------------------------------------------------------------------------
                                                   CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------------------------------
                         N/A
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                  --
                                                                                                     -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                         40.32
----------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                 ACCRUAL BASIS-4(d)

                                                                    Bank: Great Western
Case No.: 97-02593JJF                                               Account No.: 446-818297-7
                                                                    Account Type: Business Checking
----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                         MONTH           MONTH           MONTH
                                                                    --------------------------------------------------
DISBURSEMENTS                                                                                            APR 1998
----------------------------------------------------------------------------------------------------------------------
           1.CASH - BEGINNING OF MONTH                                                                          140.08
----------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
----------------------------------------------------------------------------------------------------------------------
           2.CASH SALES                                                                                             --
----------------------------------------------------------------------------------------------------------------------
           3.DEPOSIT PETTY CASH CHECK                                                                               --
----------------------------------------------------------------------------------------------------------------------
           4.LOANS & ADVANCES (ATTACH LIST)                                                                         --
----------------------------------------------------------------------------------------------------------------------
           5.SALE OF ASSETS                                                                                         --
----------------------------------------------------------------------------------------------------------------------
           6.OTHER (ATTACH LIST)                                                                                    --
----------------------------------------------------------------------------------------------------------------------
           7.TOTAL RECEIPTS                                                                                         --
----------------------------------------------------------------------------------------------------------------------
           8.TOTAL CASH AVAILABLE                                                                               140.08
----------------------------------------------------------------------------------------------------------------------

                                                   CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------------------------------
        2006   4/3/98    Petty Cash                                                                              20.00
----------------------------------------------------------------------------------------------------------------------
               4/31/98   Monthly Service Charge                                                                   8.20
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                               28.20
                                                                                                     -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                        111.88
----------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                 ACCRUAL BASIS-4(e)

                                                                    Bank: NationsBank, N.A.
Case No.: 97-02593JJF                                               Account No.: 010-333-0164
                                                                    Account Type: Business Checking
----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                         MONTH           MONTH           MONTH
                                                                    --------------------------------------------------
DISBURSEMENTS                                                                                            APR 1998
----------------------------------------------------------------------------------------------------------------------
           1.CASH - BEGINNING OF MONTH                                                                          (18.97)
----------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
----------------------------------------------------------------------------------------------------------------------
           2.CASH SALES                                                                                             --
----------------------------------------------------------------------------------------------------------------------
           3.COLLECTION OF ACCOUNTS RECEIVABLE                                                                      --
----------------------------------------------------------------------------------------------------------------------
           4.LOANS & ADVANCES (ATTACH LIST)                                                                         --
----------------------------------------------------------------------------------------------------------------------
           5.SALE OF ASSETS                                                                                         --
----------------------------------------------------------------------------------------------------------------------
           6.BANK ADJUSTMENT TO CLOSE ACCOUNT                                                                    18.97
----------------------------------------------------------------------------------------------------------------------
           7.TOTAL RECEIPTS                                                                                      18.97
----------------------------------------------------------------------------------------------------------------------
           8.TOTAL CASH AVAILABLE                                                                                   --
----------------------------------------------------------------------------------------------------------------------
                                                   CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                  --
                                                                                                     -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                            --
----------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                 ACCRUAL BASIS-4(f)

                                                                    Bank: Huntington Nat'l Bank
Case No.: 97-02593JJF                                               Account No.: 1603427364
                                                                    Account Type: Payroll
----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                         MONTH           MONTH           MONTH
                                                                    --------------------------------------------------
DISBURSEMENTS                                                                                            APR 1998
----------------------------------------------------------------------------------------------------------------------
           1.CASH - BEGINNING OF MONTH                                                                           76.24
----------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
----------------------------------------------------------------------------------------------------------------------
           2.CASH SALES                                                                                             --
----------------------------------------------------------------------------------------------------------------------
           3.COLLECTION OF ACCOUNTS RECEIVABLE                                                                      --
----------------------------------------------------------------------------------------------------------------------
           4.DEPOSITS                                                                                       227,769.32
----------------------------------------------------------------------------------------------------------------------
           5.SALE OF ASSETS                                                                                         --
----------------------------------------------------------------------------------------------------------------------
           6.OTHER (ATTACH LIST)                                                                                532.25
----------------------------------------------------------------------------------------------------------------------
           7.TOTAL RECEIPTS                                                                                 228,301.57
----------------------------------------------------------------------------------------------------------------------
           8.TOTAL CASH AVAILABLE                                                                           228,377.81
----------------------------------------------------------------------------------------------------------------------

                                                   CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------------------------------
                         See Attached                                                                       228,249.00
----------------------------------------------------------------------------------------------------------------------
               4/15/98   Service Charge                                                                          19.00
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                          228,268.00
                                                                                                     -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                        109.81
----------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                 ACCRUAL BASIS-4(g)

                                                                    Bank: SunTrust Bank, Cent. FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0215252138566
                                                                    Account Type: Payroll
----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                         MONTH           MONTH           MONTH
                                                                    --------------------------------------------------
DISBURSEMENTS                                                                                            APR 1998
----------------------------------------------------------------------------------------------------------------------
           1.CASH - BEGINNING OF MONTH                                                                           13.52
----------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
----------------------------------------------------------------------------------------------------------------------
           2.CASH SALES                                                                                             --
----------------------------------------------------------------------------------------------------------------------
           3.COLLECTION OF ACCOUNTS RECEIVABLE                                                                      --
----------------------------------------------------------------------------------------------------------------------
           4.LOANS & ADVANCES (ATTACH LIST)                                                                         --
----------------------------------------------------------------------------------------------------------------------
           5.SALE OF ASSETS                                                                                         --
----------------------------------------------------------------------------------------------------------------------
           6.OTHER (ATTACH LIST)                                                                                    --
----------------------------------------------------------------------------------------------------------------------
           7.TOTAL RECEIPTS                                                                                         --
----------------------------------------------------------------------------------------------------------------------
           8.TOTAL CASH AVAILABLE                                                                                13.52
----------------------------------------------------------------------------------------------------------------------
                                                   CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------------------------------
               4/6/98    Transfer to Mellon # 2-703-791 to close account              Trans.                     13.52
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                               13.52
                                                                                                     -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                            --
----------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                 ACCRUAL BASIS-4(h)

                                                                    Bank: SunTrust Bank, N. FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0288008734682
                                                                    Account Type: Business Checking
----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                         MONTH           MONTH           MONTH
                                                                    --------------------------------------------------
DISBURSEMENTS                                                                                            APR 1998
----------------------------------------------------------------------------------------------------------------------
           1.CASH - BEGINNING OF MONTH                                                                        1,595.98
----------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
----------------------------------------------------------------------------------------------------------------------
           2.CASH SALES                                                                                             --
----------------------------------------------------------------------------------------------------------------------
           3.COLLECTION OF ACCOUNTS RECEIVABLE                                                                  185.13
----------------------------------------------------------------------------------------------------------------------
           4.LOANS & ADVANCES (ATTACH LIST)                                                                         --
----------------------------------------------------------------------------------------------------------------------
           5.SALE OF ASSETS                                                                                         --
----------------------------------------------------------------------------------------------------------------------
           6.OTHER (ATTACH LIST)                                                                                    --
----------------------------------------------------------------------------------------------------------------------
           7.TOTAL RECEIPTS                                                                                     185.13
----------------------------------------------------------------------------------------------------------------------
           8.TOTAL CASH AVAILABLE                                                                             1,781.11
----------------------------------------------------------------------------------------------------------------------

                                                   CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------------------------------
        1004   4/27/98   Consolidated Stainless, Inc.                                       *                   300.00
----------------------------------------------------------------------------------------------------------------------
        1005   4/27/98   Mellon Bank                                                  Transfer Dep.             185.13
----------------------------------------------------------------------------------------------------------------------
               4/30/98   Monthly Maintenance Fee                                                                 15.00
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                         * Transfer to SunTrust # 0526001124765 to fund account
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                              500.13
                                                                                                     -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                      1,280.98
----------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                 ACCRUAL BASIS-4(i)

                                                                    Bank: SunTrust Bank, Cent. FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0710629932410
                                                                    Account Type: Business Checking
----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                         MONTH           MONTH           MONTH
                                                                    --------------------------------------------------
DISBURSEMENTS                                                                                            APR 1998
----------------------------------------------------------------------------------------------------------------------
           1.CASH - BEGINNING OF MONTH                                                                          292.15
----------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
----------------------------------------------------------------------------------------------------------------------
           2.CASH SALES                                                                                             --
----------------------------------------------------------------------------------------------------------------------
           3.COLLECTION OF ACCOUNTS RECEIVABLE                                                                      --
----------------------------------------------------------------------------------------------------------------------
           4.LOANS & ADVANCES (ATTACH LIST)                                                                         --
----------------------------------------------------------------------------------------------------------------------
           5.SALE OF ASSETS                                                                                         --
----------------------------------------------------------------------------------------------------------------------
           6.OTHER (ATTACH LIST)                                                                                    --
----------------------------------------------------------------------------------------------------------------------
           7.TOTAL RECEIPTS                                                                                         --
----------------------------------------------------------------------------------------------------------------------
           8.TOTAL CASH AVAILABLE                                                                               292.15
----------------------------------------------------------------------------------------------------------------------

                                                   CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------------------------------
               4/30/98   Service Charge                                                                          12.56
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                               12.56
                                                                                                     -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                        279.59
----------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                 ACCRUAL BASIS-4(j)

                                               Bank: SunTrust Bank, Mid-FL N.A.
Case No.: 97-02593JJF                          Account No.: 0526001124765
                                               Account Type: Business Checking
---------------------------------------------------------------------------------
CASH RECEIPTS AND                                 MONTH      MONTH      MONTH
                                               ----------------------------------
DISBURSEMENTS                                                         APR 1998
---------------------------------------------------------------------------------
       1.CASH - BEGINNING OF MONTH                                          (4.96)
---------------------------------------------------------------------------------
                                        RECEIPTS
---------------------------------------------------------------------------------
       2.CASH SALES                                                            --
---------------------------------------------------------------------------------
       3.COLLECTION OF ACCOUNTS RECEIVABLE                                 962.93
---------------------------------------------------------------------------------
       4.LOANS & ADVANCES (ATTACH LIST)                                        --
---------------------------------------------------------------------------------
       5.SALE OF ASSETS                                                        --
---------------------------------------------------------------------------------
       6.OTHER (ATTACH LIST)                                             9,566.40
---------------------------------------------------------------------------------
       7.TOTAL RECEIPTS                                                 10,529.33
---------------------------------------------------------------------------------
       8.TOTAL CASH AVAILABLE                                           10,524.37
---------------------------------------------------------------------------------

                               CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------
 CHECK
 NUMBER    DATE                    PAYEE                    PURPOSE       AMOUNT
---------------------------------------------------------------------------------
       3  4/3/98  Mellon Bank                            Transfer Dep.   9,266.40
---------------------------------------------------------------------------------
       4 4/14/98  Mellon Bank                            Transfer Dep.     704.78
---------------------------------------------------------------------------------
         4/23/98  NSF Penalty                                               28.50
---------------------------------------------------------------------------------
         4/30/98  Service Charge                                            12.09
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
         TOTAL DISBURSEMENTS FROM BANK ACCOUNT                          10,011.77
                                                                     ------------
         END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)       512.60
---------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                   ACCRUAL BASIS-7

Case No.:97-02593JJF

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------
                                  INSIDERS
----------------------------------------------------------------------    CUMULATIVE ------
                                                   TYPE OF     AMOUNT      UNPAID
              NAME                   POSITION      PAYMENT      PAID       BALANCE
-------------------------------------------------------------------------------------------
1.  See Accrual Basis-7(a)
-------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------
6.          TOTAL PAYMENTS TO INSIDERS
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

                                   PROFESSIONALS
-------------------------------------------------------------------------------------------
                              TYPE      DATE OF COURT
                               OF      ORDER AUTHORIZING AMOUNT     AMOUNT    TOTAL PAID
        NAME               PROFESSIONAL    PAYMENT      APPROVED     PAID       TO DATE
-------------------------------------------------------------------------------------------
1.  Saul, Ewing, et. al     debtor attorney   [1]         50,000.00   50,000.00  200,000.00
-------------------------------------------------------------------------------------------
2.  Keystone Appraisal      appraiser         [2]          9,000.00    9,000.00    9,000.00
-------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------
6.
-------------------------------------------------------------------------------------------
7.
-------------------------------------------------------------------------------------------
8.   Total Payments to Professionals                      59,000.00   59,000.00  209,000.00
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

ADEQUATE PROTECTION PAYMENTS
-------------------------------------------------------------------------------------------
                                     SCHEDULED     AMOUNTS
                                      MONTHLY        PAID             TOTAL
                                     PAYMENTS       DURING           UNPAID
NAME OF CREDITOR                        DUE         MONTH         POSTPETITION
-------------------------------------------------------------------------------------------
1.  Phoenixcor, Inc.                       10,153.95  10,153.95                    --
-------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------
6.
-------------------------------------------------------------------------------------------
7.
-------------------------------------------------------------------------------------------
8.          TOTAL                          10,153.95  10,153.95                    --
-------------------------------------------------------------------------------------------

[1] Per court order dated December 16, 1997 authorizing the payment of Administrative Fees.

[2] Per court order dated April 23, 1998 authorizing the payment of Appraisal Fees.

CONSOLIDATED STAINLESS, INC.                                 ACCRUAL BASIS-7(a)

Case No.:97-02593JJF

-----------------------------------------------------------------------------------------------------
                                 INSIDERS
---------------------------------------------------------------------------------------  CUMULATIVE
                                                            TYPE OF         AMOUNT         UNPAID
         NAME                      POSITION                 PAYMENT          PAID          BALANCE
-----------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                CEO/Chairman                Salary         $ 17,307.70   10,817.28 [1]
-----------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                CEO/Chairman                Auto Allowance      923.08          --
-----------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                CEO/Chairman                Life Insurance    1,887.30          --
-----------------------------------------------------------------------------------------------------
RONALD J. ADAMS                President/Director          Salary           10,961.54    3,245.22 [2]
-----------------------------------------------------------------------------------------------------
RONALD J. ADAMS                President/Director          Auto Allowance      923.08          --
-----------------------------------------------------------------------------------------------------
RONALD J. ADAMS                President/Director          Life Insurance    2,191.80          --
-----------------------------------------------------------------------------------------------------
7TEPHEN M. ADAMS               V.P.-Prod.                  Salary           11,000.00          --
-----------------------------------------------------------------------------------------------------
BURTON R. CHASNOV              Exec. V.P./C.F.O.           Salary           15,117.19          --
-----------------------------------------------------------------------------------------------------
BURTON R. CHASNOV              Exec. V.P./C.F.O.           Auto Benefit      1,546.24          --
-----------------------------------------------------------------------------------------------------
BURTON R. CHASNOV              Exec. V.P./C.F.O.           Rent              3,649.24          --
-----------------------------------------------------------------------------------------------------
R & H PARTNERS                 N/A                         Rent              5,512.00          --
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Total Payments to Insiders                                                $ 71,019.17
-----------------------------------------------------------------------------------------------------

[1]  Represents 10% salary deferral beginning on December 15, 1997.

[2]  Represents 5% salary deferral beginning on December 15, 1997.

                            LIST OF OMITTED SCHEDULES

1. Schedule of Cash Collateral of Mellon Bank Account Other Cash Receipts for the Period April 1, 1998 to April 30, 1998 (Account Number 2-703-791) [4(a)(1)]

2. Schedule of Mellon Bank Account Other Cash Receipts for the Period April 1, 1998 to April 30, 1998 (Account Number 2-953-131) [4(b)(1)]

3. Schedules of Mellon Bank Account Cash Disbursements for the Period April 1, 1998 to April 30, 1998 (Account Number 2-953-131):

      Auburndale            -  4(b)(2)
      Apopka                -  4(b)(3)
      California            -  4(b)(4)
      Acworth               -  4(b)(5)
      Jacksonville          -  4(b)(6)
      Houston               -  4(b)(7)
      Lakeland              -  4(b)(8)
      Chicago               -  4(b)(9)
      Corporate             -  4(b)(10)
      Wires & Bank Debit    -  4(b)(11)

4. Schedule of Huntington Bank Payroll Account Voided Check as of April 30, 1998 (Account Number 1603427364) [4(f)(1)]

5. Schedule of Huntington Bank Payroll Account Cash Disbursements for the Period April 1, 1998 to April 30, 1998 (Account Number 1603427364) [4(f)(2)]

6. Schedule of Suntrust Bank Other Receipts for the Period April 1, 1998 to April 30, 1998 (Account Number 0526001124765) [4(j)(1)]

7. Schedules of Accounts Receivable Aging, Post Petition Accounts Payable Aging, and Status of Post Petition Taxes as of April 30, 1998 [5]

8. Schedule of all Operating Bank Account Reconciliations and Cash on Hand as of April 30, 1998 [6(a) to 6(c)]

9. Schedule of Cash Collateral of Mellon Bank Account Reconciling Item as of April 30, 1998 (Account Number 2-703-791) [6(d)]

10. Schedule of Mellon Bank Account Reconciling Item as of April 30, 1998 (Account Number 2-953-131) [6(e)]

11. Schedule of Mellon Bank Account Last Checks Written as of April 30, 1998 (Account Number 2-953-131) [6(f)]

12. Questionnaire and Insurance Information [8]

13. Personnel Headcount Activity [9]

                            LIST OF OMITTED SCHEDULES

14. Mellon Bank Statement of Account for the period March 31, 1998 to April 30, 1998 (Account Number 2-703-791)

15. Mellon Bank Statement of Account for the period March 31, 1998 to April 30, 1998 (Account Number 2-953-131)

16. Merrill Lynch Bank Statement of Account for the period April 1, 1998 to April 30, 1998 (Account Number 64A-07644)

17. Great Western Bank Statement of Account for the period April 1, 1998 to April 30, 1998 (Account Number 446-818297-7)

18. NationsBank Statement of Account for the period April 1, 1998 to April 30, 1998 (Account Number 010-333-0164)

19. Huntington National Bank Statement of Account for the period April 1, 1998 to April 30, 1998 (Account Number 1603427364)

20. SunTrust Bank Statement of Account for the period April 1, 1998 to April 30, 1998 (Account Number 0288008734682)

21. SunTrust Bank Statement of Account for the period April 1, 1998 to April 30, 1998 (Account Number 0710629932410)

22. SunTrust Bank Statement of Account for the period April 1, 1998 to April 30, 1998 (Account Number 0526001124765)

23. Correspondence from Automatic Data Processing confirming electronic debits of payroll tax deposits


                                  Page 2 of 2